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                     [ARTHUR ANDERSEN LETTERHEAD]

                                                         ______________________
January 24, 2000                                         Arthur Andersen LLP

                                                         ______________________
Office of the Chief Accountant                           Suite 1400
Securities and Exchange Commission                       111 SW Columbia
450 Fifth Street, N.W.                                   Portland OR 97201-5875
Washington, D.C. 20549                                   503 226 1331



Dear Sir/Madam:

We have read paragraphs one, two and three as they relate to Arthur Andersen LLP of Item 4 included in the Form 8-K dated January 14, 2000 of Morrow Snowboards, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



ARTHUR ANDERSEN LLP





Copy to: Blair Mullin, President and Chief Financial Officer, Morrow
         Snowboards, Inc.